                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         St. Joseph Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                      [ST. JOSEPH CAPITAL BANK LETTERHEAD]







                         March 26, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of St. Joseph Capital Corporation to be held at 7:00 p.m. on April 27, 1999, at the Hesburgh Center for International Studies at the University of Notre Dame, Notre Dame, Indiana. A map showing the location of the meeting is found on the back page of the accompanying proxy statement. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of the Company's 1998 Annual Report to Stockholders. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated three persons to serve as Class III directors. Each of the nominees are incumbent directors. In addition, the Company's management has selected and recommends that you ratify the selection of Crowe, Chizek and Company LLP to continue as the Company's independent public accountants for the year ending December 31, 1999.

     We recommend that you vote your shares for the director nominees and in favor of the proposal.

     I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     If you have any questions concerning these matters, please do not hesitate to contact me at (219) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

                              Very truly yours,

                              ST. JOSEPH CAPITAL CORPORATION


                              /s/ JOHN W. ROSENTHAL

                              John W. Rosenthal
                              Chairman

                      [ST. JOSEPH CAPITAL BANK LETTERHEAD]







                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 1999



To the stockholders of

     ST. JOSEPH CAPITAL CORPORATION

     The Annual Meeting of the Stockholders of St. Joseph Capital Corporation, a Delaware corporation (the "Company"), will be held at the Hesburgh Center for International Studies at the University of Notre Dame, Notre Dame, Indiana, on Tuesday, April 27, 1999, at 7:00 p.m., local time, for the following purposes:

      1. to elect three Class III directors for a term of three years.

      2. to approve the appointment of Crowe, Chizek and Company LLP as independent public accountants for the Company for the fiscal year ending December 31, 1999.

      4. to transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

     The map on the back page of the attached Proxy Statement shows the location of the Annual Meeting.

     The Board of Directors has fixed the close of business on March 19, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                                              By order of the Board of Directors


                                              /s/ JOHN W. ROSENTHAL

                                              John W. Rosenthal
                                              Chairman

Mishawaka, Indiana
March 26, 1999

                                 PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of St. Joseph Capital Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Hesburgh Center for International Studies at the University of Notre Dame, Notre Dame, Indiana, on Tuesday, April 27, 1999, at 7:00 p.m., local time, and at any adjournments or postponements thereof.

     The Board of Directors would like to have all stockholders represented at the meeting. If you do not expect to be present, please sign and mail your proxy card in the enclosed self-addressed, stamped envelope to the Company's transfer agent, First Union National Bank, Attention: Proxy Department-NC 1153, 1525 W.T. Harris Boulevard, 3C3, Charlotte, North Carolina 28288-1153. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

     The mailing address of the Company's principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about March 26, 1999. The 1998 Annual Report of the Company, which includes consolidated financial statements of the Company, is enclosed.

     The Company is a bank holding company which serves the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of the St. Joseph Capital Bank (the "Bank"), an Indiana state bank located in Mishawaka, Indiana.

     Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on March 19, 1999, will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On March 19, 1999, the Company had approximately 1,279,237 shares of Common Stock issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share of Common Stock is entitled to one vote. All shares of Common Stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this Proxy Statement.

     A majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                              ELECTION OF DIRECTORS

     At the Annual Meeting of the Stockholders to be held on April 27, 1999, the stockholders will be entitled to elect three (3) Class III directors for a term expiring in 2002. The directors of the Company are divided into three classes having staggered terms of three years. Each of the nominees are incumbent directors. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of March 19, 1999, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected a director of the Company and business experience during the previous five years of each. Each of the individuals have held the positions listed for the past five years unless otherwise noted. The three nominees, if elected at the annual meeting, will serve as Class III directors for three year terms expiring in 2002.


                                    NOMINEES

NAME                   DIRECTOR       PRINCIPAL OCCUPATION
(AGE)                    SINCE        FOR THE LAST FIVE YEARS
-----                  --------       -----------------------
CLASS III
(TERM EXPIRES 2002)

Scott C. Malpass         1996         Associate Vice President for Finance and Chief
(Age 36)                              Investment Officer, University of Notre Dame

Myron C. Noble           1997         Chairman, Pi-Rod, Inc., Plymouth, Indiana
(Age 61)

Robert A. Sullivan       1996         President, Capital Bank, N.A., Sylvania, Ohio
(Age 44)

                              CONTINUING DIRECTORS

CLASS I
(TERM EXPIRES 2000)

David A. Eckrich         1996         President, Adams Road Development, Inc.
(Age 58)

Jerry Hammes             1996         Chairman, Romy Hammes Bancorp, Peoples
(Age 67)                              Bank of Kankakee County and Romy Hammes,
                                      Inc.

Arthur H. McElwee        1996         President, Toefco Engineered Coating
(Age 56)                              Systems, Inc. (1994-present); President,
                                      Goshen Rubber, Inc. (1991-1994);

John W. Rosenthal        1996         Chairman, President and Chief Executive
(Age 40)                              Officer of the Company and the Bank; Vice
                                      President and Senior Corporate Banker, First
                                      National Bank of Chicago (1988-1996)

NAME                  DIRECTOR       PRINCIPAL OCCUPATION
(AGE)                   SINCE        FOR THE LAST FIVE YEARS
----                  ---------      -----------------------
CLASS II
(TERM EXPIRES 2001)
Brian R. Brady           1998         Private Investor; President and Chief Executive
(Age 47)                              Officer, Damon Corporation (1988-1998)

V. Robert Hepler         1996         President and Chief Executive Officer, VRH
(Age 70)                              Rentals (1994-present)

Jack Matthys             1996         Vice Chairman of the Company and Chief
(Age 52)                              Lending Officer of the Bank; President,
                                      Krizman, Inc. (1990-1992)

Richard A. Rosenthal     1996         Athletic Director Emeritus (1995-present),
(Age 66)                              Director of Athletics (1987-1995), University
                                      of Notre Dame


     All of the Company's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of the Company's directors or executive officers have been selected for their respective positions, and no member of the Board is related to another member by blood or marriage, except that Richard A. Rosenthal is the father of John W. Rosenthal. Mr. Arthur J. Decio serves as Director Emeritus.

     For serving on the Board of Directors of the Company and the Bank, directors who are also not officers receive annual fees in the form of options to purchase 350 shares of the Company's Common Stock at the then current fair market value of such shares on the date of grant. The options vest immediately and have a term of 10 years. Directors also receive options to purchase 25 shares for each Board meeting of the Company or the Bank that they attend. Options are not granted for Board meetings of both the Company and the Bank when such meetings are held on the same day. No additional compensation is paid to directors for attendance at committee meetings.

     The Board of Directors of the Company has established an audit committee. The Bank's Board of Directors has established a directors' loan policy committee, an audit committee, an investment committee and a human resources committee. These committees are composed entirely of outside directors, except that John W. Rosenthal, the Company's President and Chief Executive Officer, serves on all committees except the audit committee, and Jack Matthys, the Bank's Chief Lending Officer, serves on the directors' loan policy committee and human resources committee.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE NOMINEES.

                          TRANSACTIONS WITH MANAGEMENT

     During the year ended December 31, 1998, certain directors and executive officers of the Company (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan customers of, and have had other transactions with, the Company and the Bank in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.


                             EXECUTIVE COMPENSATION

     The following table shows the compensation for the last three fiscal years paid by the Company or the Bank to the Chief Executive Officer of the Company. No other executive officer of the Company or the Bank had 1998 salary and bonus which exceeded $100,000.

-----------------------------------------------------------------------------------------------------------------------------
                                             SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------
             (a)                        (b)                   (c)               (d)            (g)                 (h)




                                       FISCAL                                               SECURITIES
                                        YEAR                                                UNDERLYING
          NAME AND                     ENDED                                                 OPTIONS            ALL OTHER
     PRINCIPAL POSITION            DECEMBER 31ST         SALARY($)(1)       BONUS ($)     GRANTED (#)       COMPENSATION($)(2)
-----------------------------------------------------------------------------------------------------------------------------
John W. Rosenthal                       1998               $107,000             ---           15,000             $12,343
President & Chief                       1997               $101,015           $10,000          3,000             $13,186
Executive Officer                       1996                 75,384             ---           27,000               6,038
=============================================================================================================================

(1)      Includes compensation deferred at the election of Mr. Rosenthal.

(2) Represents amounts paid by the Company for contributions to the Company's 401(k) Plan, an automobile allowance and for life insurance.

STOCK OPTION INFORMATION

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the Summary Compensation Table:


================================================================================
                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

================================================================================
         (a)            (b)        (c)            (d)                 (e)

                               % OF TOTAL
                                OPTIONS
                      OPTIONS  GRANTED TO        EXERCISE OR
                      GRANTED  EMPLOYEES IN      BASE PRICE       EXPIRATION
        NAME          (#)(1)    FISCAL YEAR        ($/SH)            DATE
================================================================================
  John W. Rosenthal   15,000      52.6%            $18.25          09/10/08
================================================================================



(1)      Options vest as follows: 2,500 on 01/01/1999; 3,000 on 01/01/2000;
         3,000 on 01/01/2001; 3,000 on 01/01/2002; and 3,500 on 01/01/2003



     The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 1998, held by the individuals named in the Summary Compensation Table:



           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

====================================================================================================================================
                           Shares                                 Number of Securities
                          Acquired                               Underlying Unexercised              Value of Unexercised In-
                             on              Value                  Options at FY-End                    the-Money Options
         Name             Exercise         Realized                      (#)(d)                          at FY-End ($)(e)
        (#)(a)             (#)(b)           ($)(c)              Exercisable   Unexercisable      Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
   John W. Rosenthal         ---             $---                  27,000           18,000         $209,250          $3,750
====================================================================================================================================

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's Common Stock beneficially owned on March 19, 1999 with respect to all persons known to the Company to be the beneficial owner of more than five percent of the Company Common Stock, each director, each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company and the Bank as a group.


NAME OF INDIVIDUAL AND               AMOUNT AND NATURE OF         PERCENT
NUMBER OF PERSONS IN GROUP        BENEFICIAL OWNERSHIP(1)(2)      OF CLASS
--------------------------        --------------------------      --------
DIRECTORS
John W. Rosenthal(3)                     48,273                       3.7%

Brian R. Brady                            4,721                        .4%

David A. Eckrich                         26,815                       2.1%

Jerry Hammes(4)                          47,640                       3.7%

V. Robert Hepler                         26,460                       2.1%

Scott C. Malpass                          4,285                        .3%

Jack Matthys                             35,000                       2.7%

Arthur H. McElwee                        11,785                        .9%

Myron C. Noble                           26,095                       2.0%

Richard A. Rosenthal(5)                  21,800                       1.7%

Robert A. Sullivan                       11,830                        .9%

All directors and executive
officers as a group
(12 persons)                            267,691                      19.8%

-------------

(1) The information contained in this column is based upon information furnished to the Company by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of the Company and the Bank under the Company's Stock Incentive Plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. John W. Rosenthal - 32,500 shares; Mr. Brady - 621; Mr. Eckrich-1,815; Mr. Hammes - 1,840; Mr. Hepler - 1,460; Messrs. Malpass and McElwee - 1,785; Mr. Matthys - 15,000; Mr. Noble - 1,095; Mr. Richard A. Rosenthal - 1,800; Mr. Sullivan - 1,830; and all directors and executive officers as a group - 69,631.

(3) Includes 6,400 shares held in a trust for the benefit of Mr. Richard Rosenthal's family and over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 600 shares for which Mr. Hammes disclaims beneficial ownership.

(5) Includes 6,400 shares gifted to a trust for the benefit of Mr. Richard Rosenthal's family by Mr. Richard Rosenthal and for which he disclaims beneficial ownership.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Stockholders will be asked to approve the appointment of Crowe, Chizek and Company LLP as the Company's independent public accountants for the year ending December 31, 1999. A proposal will be presented at the annual meeting to ratify the appointment of Crowe, Chizek and Company LLP. If the appointment of Crowe, Chizek and Company LLP is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors. Representatives of Crowe, Chizek and Company LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.


                                     GENERAL

     Your proxy is solicited by the Board of Directors and the cost of solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company or the Bank, acting on the Company's behalf, may solicit proxies by telephone, telegraph or personal interview. The Company will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER BUSINESS

     It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

     If any stockholder fails to indicate a choice in items (1) and (2) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance.


                                           By order of the Board of Directors


                                           /s/ JOHN W. ROSENTHAL

                                           John W. Rosenthal
                                           Chairman


Mishawaka, Indiana
March 26, 1999


                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------



PROXY                    ST. JOSEPH CAPITAL CORPORATION                    PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 27, 1999


     The undersigned hereby appoints John W. Rosenthal and Edward R. Pooley, or either of them acting in the absence of the others with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of St. Joseph Capital Corporation, to be held at the Hesburgh Center for International Studies at the University of Notre Dame, Notre Dame, Indiana, at 7:00p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.


[ ] Check here for address change.       [ ] Check here if you plan to attend
    New Address:                             the meeting.
                ------------------

    ------------------------------

    ------------------------------


                 (Continued and to be signed on reverse side.)

                                                      - FOLD AND DETACH HERE -
-----------------------------------------------------------------------------------------------------------------------------------

                                                   ST. JOSEPH CAPITAL CORPORATION


1. Election of Directors
   Nominees: Scott C. Malpass, Myron C. Noble and Robert A. Sullivan
   [ ] FOR all nominees listed (except as written on the line below)   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below


                        (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the line provided below)

                              ------------------------------------------------------------------------


2. To ratify the selection of Crowe, Chizek and Company LLP
                 [ ] FOR                          [ ] AGAINST                     [ABSTAIN]

   The Board of Directors recommends a vote FOR all proposals.

                                                                                    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                                                    SPECIFICATION MADE. IF NO CHOICES ARE INDICATED,
                                                                                    THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                                                                                    Dated:                                   ,  1999
                                                                                           ----------------------------------

                                                                                    Signatures(s)
                                                                                                  ---------------------------

                                                                                                  ---------------------------

NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as an executor, administrator, attorney, trustee or guardian, etc., please give your full title.